UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 16, 2020

IEH Corporation
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-5278

New York	13-5549348
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

140 58th Street, Suite 8E
Brooklyn, New York 11220
(Address and zip code of principal executive offices)

(718) 492-4440
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting of Shareholders on December 16, 2020 by virtual ZOOM video conferencing due to the COVID-19 pandemic. The results of the matters voted on by the shareholders are set forth below. Only shareholders of record as of the close of business on November 16, 2020 were entitled to vote at the 2020 Annual Meeting. As of the record date, 2,370,251 shares of common stock of the Company were issued and outstanding and entitled to vote at the 2020 Annual Meeting. At the 2020 Annual Meeting, 1,552,021 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum.

The proposals presented to the Company’s shareholders at the 2020 Annual Meeting are described in detail in the Company’s Proxy Statement. The final results for the votes regarding each proposal are set forth below.

Proposal 1 – Election of three Class I directors nominated by the Board to serve until the Company’s 2022 Annual Meeting and until their respective successors are duly elected and qualified

The three nominees who received the highest number of votes (all of the below individuals) were elected to the board of directors to hold office for a two-year term and until their respective successors are elected and qualified. The shareholders voted to elect the following three directors by the votes indicated below:

Nominee	For	Withheld	Broker Non-Votes

Eric C. Hugel	1,426,607	125,414	0

Sonia Marciano	1,093,745	458,276	0

Michael E. Rosenfeld	1,100,316	451,705	0

Proposal 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the Company’s Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
1,413,987	136,580	1,030	0

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm

The shareholders voted to ratify the selection of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021, by the following votes:

For	Against	Abstain
1,540,517	0	11,504

Proposal 4 –Vote on the Approval and Adoption of the 2020 Equity Based Compensation Plan

The shareholders voted to approve and adopt the Company’s Equity Based Compensation Plan. named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the Company’s Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
1,084,205	464,312	3,504	0

Proposal 5 – Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The shareholders recommended, on an advisory basis, that the frequency of future shareholder votes on the compensation of the Company’s named executive officers, as required by Section 14A(a)(2) of the Exchange Act, occur annually, by the votes set forth in the table below:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
1,530,525	19,461	239	1,796	0

In accordance with the results of the advisory vote, the Board of Directors has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IEH Corporation

By: /s/ William H. Craig
Name: William H. Craig
Title: Chief Financial Officer
Date: December 18, 2020

3